UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2022

QUANERGY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39222	88-0535845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

433 Lakeside Drive Sunnyvale, California	94085
(Address of principal executive offices)	(Zip Code)

(408) 245-9500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	QNGY	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	QNGY WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sales of Equity Securities.

On March 31, 2022, Quanergy Systems, Inc. (the “Company”), issued a total of 3,940,641 shares (the “RJ Shares”) of its common stock, par value $0.0001 per share (the “Common Stock”), pursuant to a share issuance agreement, dated March 31, 2022 (the “RJ Issuance Agreement”), by and between the Company and Raymond James & Associates, Inc. (“RJ”). The RJ Shares were issued to satisfy, in full, the $9,842,091.00 that the Company owed to RJ under a letter agreement, dated February 7, 2022.

In addition, on March 31, 2022, the Company, issued a total of 863,000 shares (the “CITIC Shares” and, together with the RJ Shares, the “Shares”) of Common Stock, pursuant to a share issuance agreement, dated March 31, 2022 (the “CITIC Issuance Agreement” and, together with the RJ Issuance Agreement, the “Issuance Agreements”), by and between the Company and CITIC Capital Acquisition LLC. (“CITIC”). The CITIC Shares were issued to partially satisfy, amounts owed to CITIC under a letter agreement, dated February 8, 2022 (the “CITIC Letter Agreement”). Following the issuance of the CITIC Shares, an aggregate of $1,070,433.83 remains due under the CITIC Letter Agreement, which the Company has agreed to pay on or before September 30, 2022 pursuant to the CITIC Issuance Agreement.

Pursuant to the Issuance Agreements, the Company has agreed to file or cause to be filed a registration statement, or an amendment to a previously filed registration statement (as applicable, the “Shares Registration Statement”), on or before April 15, 2022, with the United States Securities and Exchange Commission to register such Shares. The Company also agreed to use or cause to be used commercially reasonable efforts to ensure the Shares Registration Statement is declared effective.

All of the Shares were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 5, 2022

QUANERGY SYSTEMS, INC.

By:	/s/ Patrick Archambault
Patrick Archambault
Chief Financial Officer